PAYROLL LOANS FIRST LENDER'S CORP. LOAN AGREEMENT

This Loan Agreement is made the *1st* day of ***February, 2007.***

AMONG:

Name: ***FIC Investment USA Corp.***
Address: ***314 – 2906 West Broadway, Vancouver, BC V6K 1G8***
Email Address: **earle@ficinvestors.com**

(the "Lender")

AND:

Payroll Loans First Lender's Corp, a British Columbia Company with offices at Suite 400 – 15225, 104 Avenue Surrey, British Columbia V3R 6Y8

(the "Borrower")

WHEREAS:

1. At the request of the Borrower the Lender has agreed to make a loan in the amount of ***USD 250,000.00*** to the Borrower, subject to the terms and conditions of this Loan Agreement.

2. The funds borrowed pursuant to this Agreement shall be made available to other companies in the Payroll Loan business.

3. All loans made by the Borrower to Payroll Loans Consolidated Lending Corp. and other Payroll Loan Companies will be secured by a Security Agreement over assets of that Payroll Loan Company.

IN CONSIDERATION OF the agreements contained herein and other good and valuable consideration, the parties hereto covenant and agree each with the other as follows:

1. INTERPRETATION

1.1. Definitions

In this Loan Agreement unless there is something in the subject matter or the context necessarily inconsistent therewith, the following expressions shall have the following meanings, namely:

1.1.1 "Affiliate" means that term as defined in the *Company Act* (British Columbia);

1.1.2. "Advance Date" means the date on which funds are actually advanced by the Lender under the Loan provided for herein;

1.1.3. "Approvals" means approvals, orders, consents, licences, permits and registrations required by statute or otherwise in order to enable the Borrower to enter into this Loan Agreement;

1.1.4. "Business Day" means any day other than a Saturday, Sunday or holiday in the Province of British Columbia;

1.1.5. "Collateral" means the property, assets and undertakings of the Borrower subject or intended to be subject to the Security or any part thereof;

1.1.6. "Directors" means the board of directors or, if duly constituted and whenever duly empowered of the Borrower for the time being and reference to action by the directors shall mean action by the directors as a board or by the executive committee as such committee;

1.1.8. "Encumbrances" means any mortgage, charge, assignment, security interest, hypothec, pledge, lien or other encumbrance of whatever kind or nature, regardless of form and whether consensual or arising by law;

1.1.8. "Event of Default" means any one of the events described in section 7 hereof;

1.1.9. "Government Body" means any government (including, without limitation, any federal, provincial, municipal or local government) or political subdivision or any agency, authority, bureau, central bank, monetary authority, commission, department or instrumentality thereof, or any court or tribunal, whether foreign or domestic;

1.1.10. "Indebtedness" means indebtedness in its most comprehensive sense owed by the Borrower to the Lender and includes any and all amounts advanced under the Loan, interest and other charges pursuant to this Loan Agreement and the Security, or any part thereof, whether due or not due, absolute or contingent, determined or undetermined, or whether recovery upon such indebtedness may be or becomes hereafter barred by reason of any statute of limitations or may be or becomes hereafter otherwise unenforceable and irrespective of the validity or regularity thereof, or of any security therefor or of the existence or extent of any such security;

1.1.11. "Interest Rate" means the interest rate applicable to amounts outstanding under the Loan from time to time as specified in section 3.2 hereof;

1.1.12. "Laws" means all applicable laws, including:

(1) statutes, regulations, requirements, rules, ordinances, by-laws, restrictions or by-laws of any country or of any political subdivision thereof or of any governmental authority;

(2) any permits, licences, notices, approvals or requirements of any governmental authority; and

(3) obligations at law and in equity

1.1.13. "Loan" means the loan in the amount of ***USD 250,000.00***;

1.1.14. "Material Adverse Effect" means a material adverse effect on the business or prospects of the Borrower or its ability to perform its obligations under this Loan Agreement or the Security or on the value of the Collateral;

1.1.15. "Person" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted;

1.1.16. "Security" means the instruments and documents described in section 4 hereof.

1.2. Schedules

The following are Schedules attached to and incorporated in this Agreement by reference and deemed to be part hereof:

Schedule 1 - General Security Agreement

1.3. Currency

In this Agreement words or figures expressed in dollars or the symbol for dollars without any other indication mean the specified amount is in United States dollars.

1.4. Number and Gender

Where the context so requires, all references to this Loan Agreement to the singular shall be deemed to include the plural and all references to the masculine shall be deemed to include the feminine and neuter genders and a body corporate and vice versa.

1.5. Headings

The headings in this Loan Agreement form no part of this Loan Agreement and shall be deemed to have been inserted for convenience of reference only.

1.6. Business Day

In the event that any payment is to be made or action taken under this Loan Agreement or any Security on any day which is not a Business Day, such payment will be made or action will be taken on the next succeeding Business Day and the calculation of any interest payable in connection therewith shall include any extension resulting therefrom.

1.7. Governing Law and Attornment

This Loan Agreement and the Security shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada in effect

therein. All disputes arising under the Loan Agreement and the Security will be referred to the courts of the Province of British Columbia the Lender and the Borrower irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of British Columbia.

1.8. Conflict

In the event of any conflict between the terms of this Loan Agreement and the terms of any Security, the terms of this Loan Agreement shall govern.

2. THE LOAN; CREATION, PURPOSE AND AVAILABILITY

2.1. The Loan

Subject to the terms and conditions contained in this Loan Agreement, the Lender hereby agrees to make the Loan to the Borrower and the Borrower agrees to borrow the Loan from the Lender.

2.2. Purpose

The Loan shall be used for the business purposes of the Borrower.

2.3. No Obligation as to Application

Nothing contained in this Loan Agreement and the Security shall impose upon the Lender any obligation to see to the proper use of the proceeds of the Loan.

3. REPAYMENT

3.1. Principal

Subject to the prior acceleration of the Indebtedness upon the occurrence and during the continuance of an Event of Default, the Borrower shall repay the Indebtedness in full, on the *1st* day of ***February, 2009.***

The Lender must provide at least 60 days advance written notice for redemption, in whole or part, of the principal amount prior to above maturity date.

3.2. Interest

Interest shall accrue and be paid by the Borrower on the principal outstanding under the Loan from time to time at a rate equal to *19%* percent per annum, calculated and compounded semi annually, from the Advance Date, both before and after default, demand and judgment, until actual payment is made, with overdue interest to become principal and bear interest at the same rate.

3.3. Time and Place of Payment

Interest shall be payable in arrears, on the 1st day of each and every month until the whole of the Loan is paid. All payments to the Lender hereunder or under any of the Security shall be made to the address of the Lender given in section 8.1 below. Any payment of interest or principal delivered or made to the Lender, as directed by the Lender or either of them, at such address by 5:00 p.m. (Vancouver time) shall be credited as of that day but if made thereafter shall be credited as of the next Business Day.

3.4. Prepayment

The Borrower may at any time and without notice, bonus or penalty, prepay all or any part of the principal amount outstanding under the Loan.

4. SECURITY

4.1. Delivery of Security

The Indebtedness and the obligations of the Borrower hereunder and otherwise in connection with the Loan shall be evidenced and secured by general security agreement from the Borrower creating a fixed charge and security interest in all present and after acquired personal property of the Borrower and such additional instruments, documents and certificates as the Lender in its sole discretion may determine.

4.2. Continuing Security

Until the Security has been discharged in accordance with its terms, the Security shall be and remain valid and continuing security and shall cover and secure the payment and satisfaction of the Indebtedness.

4.3. Security in Addition

The Security is in addition to and not in substitution for any other securities which the Lender now or from time to time holds and shall not operate so as to create any merger or discharge of the Indebtedness or of any securities from the Borrower or any person which the Lender now or from time to time holds.

4.4. Discharge

The Lender will deliver up, cancel and discharge all the Security and deliver to the Borrower all instruments necessary to discharge the mortgages, charges and assignments thereby created upon payment by the Borrower to the Lender of the Indebtedness.

5. REPRESENTATIONS AND WARRANTIES

5.1 Representations and Warranties

The Borrower represents and warrants to the Lender and acknowledges that the Lender are relying upon the continuing truth of such representations and warranties, that:

5.1.1. the Borrower has been duly incorporated and organized and is validly existing and is in good standing with respect to the filing of annual reports under the laws of its jurisdiction of incorporation and under the laws of the Province of British Columbia;

5.1.2. the Borrower has all requisite corporate power and authority to carry on its business as it is now being conducted and as it is presently proposed to be conducted, deliver and perform its obligations under the Loan Agreement and the Security;

5.1.3. this Loan Agreement and each Security to which it is a party has been duly and validly authorized, executed and delivered by the Borrower and when delivered to the Lender each will be a valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject only to bankruptcy, insolvency and other laws generally affecting the enforcement rights of creditors and the discretionary nature of equitable remedies;

5.1.4. neither the execution of this Loan Agreement and the Security nor performance in accordance therewith will violate or constitute a default under the Borrower's constating documents.

6. COVENANTS

6.1 Positive Covenants

The Borrower covenants and agrees:

6.1.1. to observe and perform all of its covenants and agreements in this Loan Agreement and the Security to which it is a party including without limitation to pay or cause to be paid all amounts owing thereunder when due;

6.1.2. to execute and do all deeds, documents and things which in the reasonable opinion of the Lender are necessary to make valid and enforceable this Loan Agreement and the Security;

6.1.3. to keep proper books or record and account, in which full and correct entries shall be made of all financial transactions of business of the Borrower;

6.1.4. comply with all Laws (including without limitation all Environmental Laws) applicable to the Borrower and its property and assets, except to the extent that non-compliance would not have a Material Adverse Effect;

6.2 Notification of Default

The Borrower shall immediately notify the Lender in writing of any Default or Event of Default.

6.3 Performance by Lender

In the event that the Borrower defaults in performance of any of its obligations under this Loan Agreement or any Security to which it is a party, the Lender or either of them may, but shall not be obligated to, perform such obligation and any amount expended by the Lender in such performance shall be forthwith due and owing by the Borrower to the Lender, shall bear interest at the Interest Rate until paid and shall be secured by the Security.

7. EVENTS OF DEFAULT

7.1 Events of Default

The Indebtedness shall become due and payable and the Security shall become enforceable, at the option of the Lender, upon the occurrence and during the continuance of any of the following events:

7.1.1. if a default is made in:

(1) payment to the Lender on demand of the principal amount of the Loan plus all accrued interest thereon;

(2) payment to the Lender of interest in accordance with the provisions of paragraph 3.2 and 3.3 of this Agreement;

(3) performance or observance by the Borrower of any of the terms of this Loan Agreement or the Security;

and any such default not cured within 60 days after written notice thereof is given by the Lender to the Borrower.

7.2. Waiver

The Lender may waive any breach of any of the provisions contained herein or in any of the Security. No waiver, consent, act or omission by the Lender shall extent to or be taken to affect any subsequent breach or default or the rights resulting therefrom and not waiver or consent by the Lender shall bind the Lender unless it is in writing. The inspection or approval by the Lender of any documents or matter shall not be deemed to be a warranty or holding out of the adequacy, effectiveness or validity or binding effect of such document or matter or a waiver of the obligations to the Lender.

7.3 Rights of Lender

If the Lender shall demand payment of the Indebtedness as a result of the occurrence of an Event of Default, the Lender may at their option and in addition to all rights reserved to it by law except as otherwise provided in the Personal Property Security Act, realize on the Security as absolute owner thereof in such manner and in whichever order the Lender see fit.

7.4 Records of Indebtedness

The records of the Lender of the payment of the Indebtedness or any part or parts thereof being in default or of any demand for payment having been made shall be prima facie proof of such default or such demand.

7.5 Dealings by Lender

The Lender may grant extensions, take and give up securities, accept compositions, grant releases and discharges, and otherwise make arrangements and deal with the Borrower and with other persons and securities as the Lender may see fit, without prejudice to the liability of the Borrower to the Lender or the Lender' s right to hold, deal with and realize on the Security.

7.6 Rights Cumulative

The rights and remedies of the Lender in this Loan Agreement and the Security are cumulative and the Lender may realize on the Security or any of it in any order it desires; no remedy or realization on or under any Security shall bar any other remedy or realization.

7.7 Administration Cost of Loan

The Borrower shall pay to the Lender upon the request of the Lender, any and all costs, charges and expenses incurred by the Lender in connection with administering, monitoring or enforcing this Loan Agreement or the Security and every renewal thereof and all such costs, charges and expenses shall be added to and be deemed to be part of the Indebtedness secured by the Security and shall bear interest at the Interest Rate calculated from the date of request to the date of payment.

8. NOTICE

8.1 Address for Notice

Any notice required to be given under the terms of this Loan Agreement or any Security shall be in writing and may effectively be given by a party hereto by delivery of such notice to the other party at the address below or at such other address as either party may in writing notify the other party or by facsimile transmission and confirmed in writing to:

In the case of the Lender:

Name of Lender: ***FIC Investment USA Corp.***
SUITE 314 Address: ~~314~~ – ***2906 West Broadway, Vancouver, BC V6K 1G8***
Telephone Number: ***604-734-5501***
Email Address: ***pasquill@shaw.ca***

In the case of the Borrower:

Payroll Loans First Lender's Corp.
#400, 15225 - 104th Avenue
Surrey, B.C., V3R 6Y8

8.2 Deemed Delivery

Notice shall be deemed to have been received by the party immediately upon delivery to such party at its address in the notice. Facsimile transmissions shall be deemed to have been given upon receipt thereof.

9. MISCELLANEOUS

9.1 Amendment

No amendment to this Loan Agreement shall be valid unless it is evidenced by a written agreement executed by the parties hereto.

9.2 No Assignment

The Borrower shall not assign or transfer its respective rights and obligations hereunder and under any of the Security and may grant participations in such rights and obligations.

9.3 This Loan Agreement shall be binding upon the parties hereto and their successors, legal personal representatives and permitted assigns.

9.4 This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by the laws of British Columbia.

9.5 This Agreement may be executed in counterparts and by facsimile transmission and such counter parts and facsimile transmissions together shall form one and the same instrument.

IN WITNESS WHEREOF this Loan Agreement has been executed by the parties hereto on the *1st* day of ***February, 2007.***

SIGNED, SEALED AND DELIVERED)
by (Name of Lender)__________)

____________________)
in the presence of)

____________________) ____________________
Signature of Witness:) Lender Signature

____________________)
Print Witness Name)

____________________)
Witness Address)

Payroll Loans First Lender's Corp.
by its authorized signatory;

____
Borrowers Signature

PAYROLL LOANS FIRST LENDER'S CORP. SECURITY AGREEMENT

THIS AGREEMENT is made the *1st* day of ***February, 2007.***

FROM:

Payroll Loans First Lender's Corp. a British Columbia Company with offices at Suite 400 – 15225, 104 Avenue Surrey, British Columbia V3R 6Y8

(the "Debtor")

TO:

Name: ***FIC Investment USA Corp.***
Occupation:________________________________
SUITE 314 Address: ***[redacted] – 2906 West Broadway, Vancouver, BC V6K IG8***
Email Address: ~~pasquill@shaw.ca~~ EARLE @ FIC.INVESTORS.COM

(the "Secured Party")

SECURITY INTEREST(S)

In consideration of the terms and covenants contained in this Agreement and in consideration of the Secured Party granting or having granted to the Debtor credit or financing as set forth in this Agreement and certain Loan Agreements, the Debtor grants to the Secured Party to secure liabilities and indebtedness of the Debtor to the Secured Party, the following Security Interest(s) in the Debtor's present and after acquired property under the British Columbia *Personal Property Security Act*, as set out more particularly below:

(1) all receivables including all book accounts and book debts and generally all accounts, debts, dues, claims, choses in action and demands of every nature and kin howsoever arising or secured including letters of credit and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by the Debtor;

(2) all deeds, documents, writings, papers, books of account and other books and electronically recorded data relating to or being records of Debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

(3) all Money presently held or which may hereafter be held by the Debtor.

Collectively called (the "Property")

The Debtor hereby acknowledges and confirms that the Security Interest hereby created attaches upon the execution of this Security Agreement (or in the case of any after acquired property, at the time of acquisition thereof), that value has been given, and that the Debtor has (or in the case of any

after acquired property, will have at the time of acquisition) rights in the Property.

PROCEEDS

The Debtor grants to the Secured Party a Security Interest in the proceeds derived directly or indirectly from any dealing with any Property mentioned above, including accounts receivable, bills of exchange, insurance proceeds, chattel paper, intangibles, and all other after acquired property constituting proceeds.

LIABILITIES AND INDEBTEDNESS OF THE DEBTOR TO THE SECURED PARTY

The Security Interest(s) set forth above secure liabilities, indebtedness, and obligations of the Debtor to the Secured Party as follows:

(a) Payment of the following Loan Agreement or other evidence of indebtedness:

Loan Agreement Dated: ***February 1, 2007.***

executed and delivered by the Debtor to the Secured Party, and interest as therein provided, and all renewals and substitutions therefor and including all advances on current or running account and all future advances and readvances, if any, whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again;

(b) the performance of all obligations of the Debtor to the Secured Party evidenced in this Agreement or in any other contracts or agreements with the Secured Party.

The Security Interest granted hereby is in addition to and not in substitution for any other security interest now or hereafter held by the Secured Party from the Debtor or from any other person whomsoever and secures and is and shall at all times be general and continuing security for the payment, performance and satisfaction of the above noted indebtedness and liability of the Debtor to the Secured Party (including interest thereon). This Security Interest shall not be canceled or released by virtue of any payment, or performance of the Loan Agreement or the amount owing being redeemed to a nil balance.

TERMS AND CONDITIONS OF SECURITY AGREEMENT

This Agreement is subject to the following terms and conditions:

1. Definition of Personal Property

Whenever the word "Property" is used in this Agreement, it shall be deemed to extend to and include the personal property described above, complete with all attachments, accessories, equipment and accessions thereto, and proceeds thereof. Any equipment or accessories placed upon or repairs to the personal property during the continuance of this Agreement shall become a part thereof and shall be included in the terms of this Agreement.

2. Loss, Injury or Destruction

The loss, injury, or destruction of the Property shall not operate in any manner to release the Debtor from its liability to the Secured Party.

3. Remedies and Costs

The Secured Party has the right to realize on the Property in any manner permitted by the British Columbia *Personal Property Security Act*, and the Debtor shall be liable to the extent permitted by the Act for all expenses incurred by reason thereof, and all such costs and charges shall be secured by this Agreement. The Debtor covenants and agrees to pay the same upon demand to the Secured Party. In addition the debtor covenants to pay to the Secured Party upon demand any deficiency to which the Secured Party may be entitled by law.

4. Waiver by the Secured Party

An extension of time or other indulgence granted by the Secured Party at any time shall not extend to or be taken in any manner to effect a waiver of that right at any subsequent time or to preclude the Secured Party from enforcing the same or any other right at a subsequent time.

5. Default

All or any of the following constitutes a default by the Debtor:

(a) the Debtor defaults on any payment to the Secured Party or in complying with any of the covenants or conditions contained in this Agreement or any other agreement with the Secured Party in accordance with the terms thereof including any Loan Agreement referred to in this Agreement;

(b) the Debtor dies or, if a corporation or partnership, ceases to carry on business or takes steps to wind up or close its business;

(c) a demand or an assignment is made against the Debtor or a proceeding for bankruptcy, receivership, winding up, or insolvency is instituted by or against the Debtor or its Property;

(d) an execution, attachment, or writ is levied upon any of the Property or any of the Property is confiscated or misused;

(e) the Secured Party has commercially reasonable grounds to believe that the prospect of payment or performance is impaired or that the Property is placed in jeopardy;

(f) the Debtor changes its name without giving the Secured Party at least 30 days prior written notice of the proposed name change; or

(g) the Debtor ceases or demonstrates an intention to cease carrying on its business;

In the event of a default by the Debtor in all or any of the manners stated above, the Secured Party has the right to all remedies referred to in this Agreement and, without restricting the generality of

the foregoing, a right to the full amount of the Debtor's indebtedness to the Secured Party, which full amount shall, at the election of the Secured Party (notice of which election is waived by the Debtor) be immediately due and payable. On default and at any time thereafter the Secured Party may proceed to enforce payment and exercise any of the rights and remedies of the Secured Party provided for in Part 5 of the British Columbia *Personal Property Security Act* as well as any and all other rights and remedies possessed by the Secured Party. For the purposes of removal and possession of the Property, the Secured Party may enter forcibly or otherwise any premises where the Property is or where the Secured Party believes the Property to be.

6. Release and Waiver

The Debtor expressly waives any action, claim or demand, that it may have by reason of any act that any of the Secured Parties or its agents may have done or left undone, in connection with repossession or attempted repossession of the Property, and releases and discharges the Secured Party of and from all actions, causes of action, claims, and demands of every kind and nature that the Debtor has or may have as a result of such act.

7. Place of Trial

The Debtor expressly declares that any action or proceeding brought upon this Agreement, or other agreement referred to in this Agreement, may be brought, and the place of trial shall be at the judicial district in British Columbia or the judicial district outside British Columbia selected by the Secured Party, and that the law of British Columbia shall apply to this Agreement and to any action or proceeding brought under this Agreement.

8. No Other Representations

There are no representations, warranties, agreements, or conditions, expressed or implied, statutory or otherwise, affecting the rights and liabilities of the parties or the attributes of the Property other than as specifically contained in this Agreement.

9. Assignment and Endurement

This Agreement is not assignable by the Debtor, and all its covenants and conditions shall endure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors, and assigns. This Agreement may be assigned by the Secured Party.

10. Insurance

The Secured Party may require the Debtor to keep the Property insured in a sum not less than the replacement value of the Property, and the proceeds of any insurance whether paid by reason of loss, injury, return premium, or otherwise shall be applied towards the replacement of the Property or payment of the obligation secured by this Agreement, at the option of the Secured Party. The Secured Party may require any insurance on the Property to be canceled and new insurance effected in any office to be named by it and may also, on its own accord, effect or maintain such insurance. All monies paid by it in respect thereof shall forthwith be added to the indebtedness secured by this

Agreement and shall be forthwith due and payable by the Debtor to the Secured Party at the Secured Party's option. The Debtor assigns to the Secured Party the right to any refund or premium that may accrue by reason of the cancellation of any contract of insurance covering the Property, and the Debtor appoints the Secured Party its attorney and agent to commence and prosecute in its name any action to enforce payment of any contract of insurance covering the Property, and to make and file in its name any claim or proof of loss therefore, and to execute in its name any release or receipt in connection therewith.

11. Notice

Any demand or notice referred to in this Agreement may be effectively given in the manner provided for in the British Columbia *Personal Property Security Act*. The Debtor waives its rights to receive a copy of any financing statement, financing change statement, or verification statement relating to this Agreement.

12. Receiver or Receiver-Manager

The Secured Party has the right to appoint a Receiver or a Receiver-Manager whose rights and duties shall be as follows:

(a) to take possession of and to collect the Property and to act in the name of the Debtor or otherwise as the Receiver or Receiver-Manager considers necessary;

(b) to carry on or concur in carrying on the business of the Debtor, to employ or retain and discharge any persons including legal counsel, accountants, engineers, and other reasonably necessary experts or consultants upon the terms and at the remuneration that the Receiver or Receiver-Manager considers proper, to keep and repair the Property, and to do all necessary things to carry on the business of the debtor and that protect the Property;

(c) to make any compromise or arrangements that the Receiver-Manager considers expedient in the interest of the Secured Party and to agree to any modifications of this Agreement, and to exchange any part or parts of the Property for any other property suitable for the purposes of the Debtor on such terms as the Receiver or Receiver-Manager considers expedient, either with or without payment of money for equality of exchange or otherwise;

(d) to borrow money to carry on the business of the Debtor or to maintain and preserve the whole or any part of the Property. For the amount from time to time required in so doing, the Receiver or Receiver-Manager may issue certificates (each called a "Receiver's Certificate") with interest as stated therein and the amounts from time to time payable under any Receiver's Certificate shall be a charge upon the Property in priority to this Agreement;

(e) to execute and prosecute all suits, proceedings, and actions that the Receiver or Receiver-Manager in its opinion considers necessary for the proper protection of the Property, to defend all suits, proceedings, or actions against the Debtor, or any of them as the Receiver or Receiver-Manager may determine, to appear in and conduct the prosecution and defence of any suit, proceeding, or action then pending or thereafter instituted and to appeal any suit, proceeding, or action;

(f) to sell the whole or any part of the Property at public auction, by public or private tender, or by private sale;

(g) to effect a sale or lease by conveying in the name or on behalf of the Debtor or any of them or otherwise;

(h) to make any stipulation as to title or conveyance or commencement of title;

(i) to rescind or vary any contract of sale or lease;

(j) to resell or release without being answerable for any loss occasioned thereby;

(k) to sell on terms as to credit that appear to be most advantageous to the Receiver or Receiver-Manager who shall not be accountable for any monies until actually received; and

(l) to go into possession of and manage any real property of the Debtor to the extent that such possession or management is, in the sole discretion of the Receiver or Receiver-Manager, necessary for or incidental to realizing on or dealing with the Property or the exercise of any rights and duties granted to or imposed upon the Receiver or Receiver-Manager under this Agreement.

13. Additional Powers of Receiver and Receiver-Manager

The net profits of the business managed by the Receiver or Receiver-Manager under this Agreement shall be applied by the Receiver or Receiver-Manager in any manner it shall see fit, provided that those net profits shall be applied in a commercially reasonable manner, and the net proceeds of any disposal of the Property shall be applied by the Receiver or Receiver-Manager in the manner set forth in the British Columbia *Personal Property Security Act*.

14. Receiver as Agent of Debtor

The Receiver or Receiver-Manager shall not be liable for any loss unless it is caused by the Receiver's or Receiver-Manager's own negligence or wilful default. The Receiver or Receiver-Manager shall be considered to be the agent of the Debtor, and the Debtor shall be solely responsible for the Receiver's or Receiver-Manager's acts, defaults, and remuneration.

15. No Merger or Novation

Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the obligation of the Debtor to pay the indebtedness secured under this Agreement, and shall not operate as a merger of any covenant in this Agreement, and the acceptance of any payment or alternate security shall not constitute or create a novation, and the taking of judgment or judgments under any covenant in this Agreement shall not operate as a merger of that covenant.

16. Debtor's Covenants

The Debtor covenants with the Secured Party that

(a) all necessary corporate proceedings of the Debtor and all other things necessary have been done to authorize and make the creation and issue of this Agreement and its execution and delivery legal and valid;

(b) the Debtor has good and marketable title (except as otherwise expressly stated in this Agreement) to the Property, free and clear of all charges and encumbrances;

(c) the Debtor shall duly pay to the Secured Party any indebtedness secured by this Agreement, the Loan Agreement, or any other contract with the Secured Party; and

(d) the Debtor, if a corporation, shall, at all times, maintain its corporate existence.

17. Books and Records of the Debtor

The Debtor shall keep, at its principal place of business, accurate books and records of the Property, and authorizes the Secured Party, its representatives and agents, to enter upon those premises at all reasonable times, and, whether or not in default, to inspect the books and records of the Debtor.

18. Additional Rights Upon Default

At the option of the Secured Party, and to the extent and in a manner provided by the British Columbia *Personal Property Security Act*, the Secured Party may elect to retain all or any part of the Property in satisfaction of the indebtedness of the Debtor to the Secured Party, or in any part thereof.

19. Priority

Notwithstanding any other provision of this Agreement:

(a) the Secured Party at the written request of the Debtor covenants and agrees to postpone and subordinate in all respects the Security Interests created by this Agreement to any other such lender the Debtor may require from time to time for funds borrowed for the business purposes of the Debtor;

(b) the priority or priorities granted pursuant to paragraph 19 shall apply in all events and circumstances regardless of the date of execution, attachment, registration, or perfection of any security interest held by the Secured Party, the date of any advance or advances made to the Debtor by the Secured Party, the date of any default by the Debtor under any agreement with the Secured Party.

(c) Security to Rank in Pari Passu

All security interests granted by the Debtor shall rank in pari passu without discrimination, preference or priority, notwithstanding the actual date of execution of this Security Agreement. For clarity, notwithstanding that the security interests granted by the Debtor may be registered under the Personal Property Register at different times and from time to time, all security interests shall be

deemed to have been created, registered and perfected at the same time, and shall rank pari passu each with the others as to the security interest granted hereunder.

20. Rights and Remedies Cumulative and Deed

The rights and remedies conferred upon the Secured Party in this Agreement shall be cumulative and not alternative and shall be in addition to and not in substitution or derogation of any rights and remedies contained in the British Columbia *Personal Property Security Act*. Whether or not the Debtor attaches its corporate seal, if a corporation, this Agreement is intended to be and is deemed to be a deed given under seal.

21. Future Advances

Nothing in this Agreement shall obligate the Secured Party to make any advance or loan or future advance or loan or to renew any note or extend any time for payment of any indebtedness or liability of the Debtor to the Secured Party.

22. Definition of Terms

In construing this Agreement, such terms as are defined in the British Columbia *Personal Property Security Act* shall have the same meaning as that ascribed to them in the Act.

23. General

This Agreement shall be a continuing security agreement in every respect, and no remedy for the enforcement of the rights of the Secured Party under this Agreement shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies may from time to time be exercised independently or in combination.

The security interest created or provided for by this Agreement is intended to attach according to the provisions of the British Columbia *Personal Property Security Act*.

If more than one person, including partnerships, corporations, or other entities, executes this Agreement, their obligations under this Agreement shall be joint and several and all corporations, partnerships or individuals shall remain liable under this Agreement until all Debtors are released in full.

Whenever the neuter is used in this Agreement, it shall be deemed to include the masculine and the feminine and the singular shall include the plural, whenever the context so requires.

Any headings or marginal notes in these Terms and Conditions are not to be construed to be a part of this Agreement, but rather are intended for the convenience of the parties.

Any provision of this Agreement that is invalid or prohibited by law shall, as to that provision, be severable and ineffective to the extent of such prohibition or invalidity without invalidating the remaining provisions of this Agreement.

24. Copy of Agreement and Waiver

The Debtor acknowledges having received a duplicate executed copy of this Agreement on the date of its execution. The Debtor waives all rights to receive from the Secured Party a copy of any financing statement, financing change statement, or verification statement filed, issued, or obtained at any time in respect of this Agreement.

IN WITNESS WHEREOF the Debtor has executed this Agreement under seal at Surrey, British Columbia.

Payroll Loans First Lender's Corp.
by its authorized signatory:

____
Debtor Signature